                                                                       Exhibit E


                            JOINT FILING AGREEMENT

                            JOINT FILING AGREEMENT
                            ----------------------


The undersigned hereby agree to the Statement on Schedule 13D to be dated October 2, 2000 with respect to the shares of common stock, par value $.01, of Change Technology Partners, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date: September 29, 2000      J O HAMBRO CAPITAL MANAGEMENT (HOLDINGS) LIMITED

                              By: /s/ R.G. Barrett
                                 ---------------------------------
                              Name: R.G. Barrett
                              Title: Director

Date: September 29, 2000      J O HAMBRO CAPITAL MANAGEMENT LIMITED

                              By: /s/ R.G. Barrett
                                 ---------------------------------
                                 Name: R.G. Barrett
                                 Title: Director

Date: September 29, 2000      AMERICAN OPPORTUNITY TRUST PLC

                              By: J O Hambro Capital Management Limited,
                                        Its investment advisor


                              By: /s/ R.G. Barrett
                                 ---------------------------------
                                 Name: R.G. Barrett
                                 Title: Director

Date: September 29, 2000      CHRISTOPHER MILLS


                              By: /s/ C.H.B. Mills
                                 ---------------------------------
                                 Name: C.H.B. Mills

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Date: September 29, 2000      THE TRIDENT NORTH ATLANTIC FUND

                              By: J O Hambro Capital Management Limited,
                                        Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------------
                                 Name: R.G. Barrett
                                 Title: Director

Date: September 29, 2000      GROWTH FINANCIAL SERVICES LIMITED


                              By: /s/ C.H.B. Mills
                                 -------------------------------------
                                 Name: C.H.B. Mills
                                 Title: Director

Date: September 29, 2000      NORTH ATLANTIC SMALLER COMPANIES INVESTMENT TRUST
                              plc

                              By: J O Hambro Capital Management Limited,
                                        Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------------
                                 Name: R.G. Barrett
                                 Title: Director

Date: September 29, 2000      ORYX INTERNATIONAL GROWTH FUND LIMITED

                              By: J O Hambro Capital Management Limited,
                                        Its investment advisor


                              By: /s/ R.G. Barrett
                                 -------------------------------------
                                 Name: R.G. Barrett
                                 Title: Director

Date: September 29, 2000      CONSULTA (CHANNEL ISLANDS) LIMITED


                              By: /s/ Barry Carroll
                                 -------------------------------------
                                 Name: Barry Carroll
                                 Title: Director